                                                                    Exhibit 99.1

                             LETTER OF TRANSMITTAL

                      Offer to Exchange All of Our Initial
                 (Euro)150,000,000 9 3/4% SENIOR NOTES DUE 2008

                                      For

                 (Euro)150,000,000 9 3/4% SENIOR NOTES DUE 2008
        Which Have Been Registered Under the U.S. Securities Act of 1933

                                       of

                                ANTENNA TV S.A.

                                 Pursuant to a
                       Prospectus, Dated           , 2001


  THIS EXCHANGE WILL EXPIRE AT 5:00 P.M., LONDON TIME, ON           , 2001,
   UNLESS EXTENDED BY ANTENNA TV S.A. TENDERS OF (Euro)150,000,000 9 3/4%
     SENIOR NOTES DUE 2008 MAY ONLY BE WITHDRAWN UNDER THE CIRCUMSTANCES
         DESCRIBED IN THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL.


                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

                     Deliveries should be made as follows:

                        By Registered or Certified Mail
                        or by Hand or Overnight Courier:

                              The Bank of New York
                         Corporate Trust Administration
                               Lower Ground Floor
                                30 Cannon Street
                                London EC4M 6XH
                          Telephone: +44-20-7964-6513
                          Facsimile: +44-20-7964-6369
                           Attention: Julie McCarthy

                     DESCRIPTION OF INITIAL NOTES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
Please fill in, if blank,
    exactly as name(s)              Initial Notes Tendered
   appear(s) on Initial        (Attach additional schedule, if
         Notes(s)                         necessary)
------------------------------------------------------------------
           (1)                     (2)              (3)
                               Certificate         Total
                                Number(s)     Principal Amount
                              (if enclosing   of Initial Notes
                              certificates)      Tendered*
                            --------------------------------------

                            --------------------------------------

                            --------------------------------------

                            --------------------------------------

                            --------------------------------------

                            --------------------------------------

                                 Total

--------------------------------------------------------------------------------
 * Unless otherwise indicated in this column, the holder will be deemed to have tendered ALL of the Initial Notes represented by the certificates listed in column (2). All Initial Notes tendered must be in denominations of 1,000 or integral multiples thereof. (See instruction 9.)

   THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROSPECTUS DATED           ,
2001 (THE "PROSPECTUS"), OF ANTENNA TV S.A., A SOCIETE ANONYME INCORPORATED IN THE REPUBLIC OF GREECE (THE "ISSUER"), RELATING TO THE OFFER (THE "EXCHANGE OFFER") OF THE ISSUER, UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH IN THE PROSPECTUS AND HEREIN AND THE INSTRUCTIONS HERETO, TO EXCHANGE
(Euro)1,000 PRINCIPAL AMOUNT OF ITS 9 3/4% SENIOR NOTES DUE 2008 (THE "EXCHANGE NOTES") FOR EACH (Euro)1,000 PRINCIPAL AMOUNT OF ITS OUTSTANDING 9 3/4% SENIOR NOTES DUE 2008 (THE "INITIAL NOTES"), OF WHICH (Euro)150,000,000 AGGREGATE PRINCIPAL AMOUNT IS OUTSTANDING. THE MINIMUM PERMITTED TENDER IS (Euro)1,000 PRINCIPAL AMOUNT OF INITIAL NOTES AND ALL OTHER TENDERS MUST BE IN INTEGRAL MULTIPLES OF (Euro)1,000.

   DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.

   The Exchange Offer will expire at 5:00 p.m., London time, on           ,
2001 (the "Expiration Date"), unless it is extended by Antenna TV S.A.

   HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR INITIAL NOTES TO THE EXCHANGE AGENT BY 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.

   THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF INITIAL NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITIES LAW.

   In acceptance of this offer, the holder acknowledges that he or she has
received and reviewed the Prospectus dated           , 2001, of Antenna TV
S.A., the Issuer, and this letter of transmittal, which, together, constitute the Exchange Offer, to exchange (Euro)1,000 principal amount of its Exchange Notes for each (Euro)1,000 principal amount of its outstanding Initial Notes. Terms used but not otherwise defined herein shall have the respective meanings given to them in the Prospectus.

   In connection with the Exchange Offer by the Issuer, book-entry interests in the depositary interests in the Initial Notes may be tendered to the book-entry depositary in exchange for book-entry interests in the depositary interest in the Exchange Notes which are traded through the facilities of Euroclear and/or Clearstream, Luxembourg, (each of Euroclear and Clearstream, Luxembourg are book entry transfer facilities). In such case, the respective book-enter depositary has committed to exchange a like principal amount of book-entry interests in the Exchange Notes for the book-entry interest in the Initial Notes so tendered. Other than as described below, the terms and conditions for exchanging book-entry interest in Initial Notes for book-entry interests in Exchange Notes are identical to the terms and conditions for exchanging Initial Notes for Exchange Notes. This instrument is to be used for purposes of such exchange. In this regard, except as the context otherwise requires, holders (as used below) include, as appropriate, any participants in the book-entry transfer facility system whose names appear on a security position as holders of book-entry interests. References to Exchange or Initial Notes include book-entry interests in Exchange or Initial Notes and provisions of the following discussion that apply to the Issuer also apply, as appropriate, to the book-entry depositary. The Bank of New York, as exchange agent for the Issuer (the "Exchange Agent"), will also act as exchange agent for the respective depositary in effecting such change. (See instruction 2.)

   For each Initial Note accepted for exchange that is not validly withdrawn, the holder of such Initial Note will receive an Exchange Note having a principal amount at maturity equal to that of the surrendered Initial

Note. Holders of Initial Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Initial Notes. The Issuer expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, and thereby delay acceptance of any Initial Notes, by giving oral or written notice of such extension to the Exchange Agent and to the holders as described below. In the event of such notice of extension, the Expiration Date shall mean the latest time and date to which the Exchange Offer will have been extended. The Issuer shall notify the holders of the Initial Notes of any such extension by means of a press release or other public announcement prior to 9:00 a.m., London time, on the next business day after the previously scheduled Expiration Date. Notwithstanding the foregoing, pursuant to Section 2(a) of the Registration Rights Agreement, the Issuer has agreed to keep the Exchange Offer open for at least 30 calendar days (or longer if required by applicable law) after the date on which notice thereof is first mailed to the holders of the Initial Notes.

   An electronic instruction must be sent to Euroclear or Clearstream, Luxembourg (the "ICSDs") in accordance with their procedures in order to tender Initial Notes. All deliveries of Initial Notes must be made in accordance with the procedures of the ICSDs and pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Terms of the Exchange Offer--Procedures for Tendering." Upon receipt of electronic instructions, the ICSDs will block the position of Initial Notes that the holder of the Initial Notes has requested to exchange and, upon completion of the Exchange Offer and confirmation of receipt of the Exchange Notes from the common depositary, the ICSDs will simultaneously transfer the Initial Notes out of the participants' accounts and replace them with an equivalent amount of Exchange Notes. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

   HOLDERS WHO WISH TO EXCHANGE THEIR INITIAL NOTES MUST COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES TENDERED" ON THE FIRST PAGE OF THIS LETTER OF TRANSMITTAL, COMPLETE THE APPROPRIATE BOX BELOW ENTITLED "METHOD OF DELIVERY" AND SIGN WHERE INDICATED BELOW.

   THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF INITIAL NOTES TENDERED" AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE INITIAL NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS HEREIN.

   BY SENDING THE ELECTRONIC INSTRUCTION DESCRIBED ABOVE TO THE ICSDs, THE HOLDER OF THE INITIAL NOTES ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS LETTER OF TRANSMITTAL, AND THE RESPECTIVE PARTICIPANT OF THE ICSDs CONFIRMS, ON BEHALF OF ITSELF AND THE BENEFICIAL OWNERS OF SUCH INITIAL NOTES, ALL PROVISIONS OF THIS LETTER OF TRANSMITTAL AS BEING APPLICABLE TO IT AND SUCH BENEFICIAL OWNERS AS FULLY AS IF THE BENEFICIAL OWNER HAD COMPLETED THE INFORMATION REQUIRED HEREIN AND EXECUTED AND TRANSMITTED THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT.

                               METHOD OF DELIVERY

[_]CHECK HERE IF CERTIFICATES FOR TENDERED INITIAL NOTES ARE ENCLOSED HEREWITH.

[_]CHECK HERE IF TENDERED INITIAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY
   TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH EUROCLEAR AND/OR CLEARSTREAM, LUXEMBOURG AND COMPLETE THE FOLLOWING

  Name of Tendering Institution:
                           ----------------------------------------------------

  Euroclear/Clearstream, Luxembourg Account Number:
                                            -----------------------------------

  Transaction Code Number:
                        -------------------------------------------------------

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN+ ADDITIONAL
   COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
   THERETO.

  Name:
      ---------------------------------------------------------------------

  Address:
            -------------------------------------------------------------------

[_]CHECK HERE IF YOU ARE A BROKER-DEALER AND ACQUIRED THE INITIAL NOTES YOU ARE
   TENDERING AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES.


--------
+ You are entitled to as many copies as you reasonably believe necessary. If you require more than 10 copies, please indicate so next to your name above.

                     YOU MUST PROVIDE YOUR SIGNATURE BELOW
                PLEASE READ THE ACCOMPANY INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

   Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer the principal amount of Initial Notes indicated in the box entitled "Description of Initial Notes Tendered." Subject to, and effective upon, the acceptance for exchange of the Initial Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Issuer all right, title and interest in and to such Initial Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge governing the Initial Notes and the Exchange Notes) with respect to such Initial Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to:

  (a) deliver certificates representing such Initial Notes, and to deliver all accompanying evidences of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of such Initial Notes for exchange pursuant to the Exchange Offer;

  (b) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Initial Notes, all in accordance with the terms of the Exchange Offer, and

  (c) present such Initial Notes for transfer on the register for such Initial Notes.

   The undersigned also acknowledges that this exchange offer is being made by the Issuer in reliance on an interpretation by the staff of the Securities and Exchange Commission, as set forth in no action letters issued to third parties, that the exchange notes issued in exchange for the initial notes pursuant to the exchange offer may be offered for resale, resold, and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such holder that is an affiliate of the Company within the meaning of Rule 405 under the U.S. Securities Act of 1933, as amended) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired in the ordinary course of the undersigned's business and the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such exchange notes. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes, the undersigned represents that the Initial Notes to be exchanged for Exchange Notes were acquired as a result of market-making activities or other trading activities and the undersigned acknowledges that it will deliver a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the U.S. Securities Act of 1933, as amended.

   The undersigned represents that:

  (a) it is not an "affiliate," as defined under Rule 405 of the Securities Act, of the Issuer;

  (b) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes; and

  (c) it is acquiring the Exchange Notes in the ordinary course of business.

   The undersigned understands and acknowledges that the Issuer reserves the right, in its sole discretion, to purchase or make offers for any Initial Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Initial Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Exchange Offer.

   The undersigned hereby represents and warrants that:

  (a) it accepts the terms and conditions of the Exchange Offer;

  (b) it has a net long position within the meaning of Rule 14e-4 under the U.S. Securities Exchange Act of 1934, as amended ("Rule 14e-4") equal to or greater than the principal amount of Initial Notes tendered hereby;

  (c) the tender of its Initial Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange);

  (d) it has full power and authority to tender, exchange, assign and transfer the Initial Notes tendered hereby; and

  (e) when the Initial Notes are accepted for exchange by the Issuer, the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the sale, assignment and transfer of the Initial Notes tendered hereby.

   The undersigned agrees that all authority conferred or agreed to be conferred by this letter of transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representations of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Initial Notes tendered hereby cannot be withdrawn.

   The undersigned understands that tenders of the Initial Notes pursuant to any one of the procedures described in the Prospectus under the caption "The Exchange Offer--Terms of the Exchange Offering--Procedures for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuer in accordance with the terms, and subject to the conditions, of the Exchange Offer.

   The undersigned understands that by tendering Initial Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest or otherwise on the Initial Notes accrued up to the date of issuance of the Exchange Notes.

   The undersigned recognizes that, under certain circumstances set forth in Prospectus, the Issuer may not be required to accept for exchange any of the Initial Notes tendered. Initial Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below.

   Unless otherwise indicated herein under the box entitled "Special Issuance Instructions" below, Exchange Notes and Initial Notes not validly tendered or accepted for exchange will be issued in the name of the undersigned. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, Exchange Notes and Initial Notes not validly tendered or accepted for exchange will be delivered to the undersigned at the address shown in such box below the signature of the undersigned. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" to transfer any Initial Notes from the name of the registered holder thereof if the Issuer does not accept for exchange any of the principal amount of such Initial Notes so tendered.

   All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Initial Notes will be determined by the Issuer in its sole discretion, which determination shall be final and binding. The Issuer reserves the absolute right to reject any and all Initial Notes not properly tendered or any Initial Notes the Issuer's acceptance of which would, in the opinion of counsel for the Issuer, be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Initial Notes.

The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Initial Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Initial Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Initial Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Initial Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned to the tendering holders by the Exchange Agent, without cost to such holder, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

   IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M. LONDON TIME, ON THE EXPIRATION DATE.

                                   SIGN HERE
                   (To be Completed BY ALL Tendering Holders)

 X......................................................

 X......................................................
   (Signature(s) of Holder(s) Or Authorized Signatory)

 This letter must be signed by the registered holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for the Initial Notes or by the person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information. (See Instruction
 4).

 Name(s):...............................................

      ................................................
                       (Please Print)

 Capacity (full title): ................................

 Address:...............................................

      ................................................
                   (Including Zip Code)

 Area Code and Telephone No.:...........................

                   SIGNATURE GUARANTEE
                  (SEE INSTRUCTIONS 4)

 .......................................................
       (Name of Eligible Institution Guaranteeing
                      Signature(s))

 .......................................................
    (Address, Including Zip Code, and Telephone No.,
              Including Area Code, of Firm)

 .......................................................
                 (Authorized Signature)

 .......................................................
                     (Printed Name)

 .......................................................
                         (Title)
 Date: ............................................ 2001

   SPECIAL ISSUANCE INSTRUCTIONS             SPECIAL ISSUANCE INSTRUCTIONS
   (See Instructions 4, 5, and 7)            (See Instructions 4, 5 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Initial Notes in a              cates for Initial Notes in a
 principal amount not exchanged            principal amount not exchanged
 and/or certificates for Exchange          and/or certificates for Exchange
 Notes are to be issued in the             Notes are to be sent to someone
 name of someone other than the            other than the undersigned at an
 undersigned, or if Initial Notes          address other than that shown
 are to be returned by credit to           above.
 an account maintained by the
 Book-Entry Transfer Facility.





 Issue (check appropriate box)             Deliver (check appropriate box)
 [_] Exchange Notes to:                    [_] Exchange Notes to:
 [_] Initial Notes to:                     [_] Initial Notes to:

 Name: ____________________________        Name: ____________________________
           (Please Print)                            (Please Print)

 Address: _________________________        Address: _________________________

 __________________________________        __________________________________
             (Zip Code)

                                                       (Zip Code)

 __________________________________        __________________________________
  (Taxpayer Identification Number)

                                            (Taxpayer Identification Number)
 Credit unaccepted Initial Notes
 tendered by book-entry transfer
 to the:

 [_] Euroclear
 [_] Clearstream, Luxembourg

 account set forth below

 __________________________________
   (Book Entry Transfer Facility
          Account Number)

                                  INSTRUCTIONS

          FORMING AN INTEGRAL PART OF THE TERMS AND CONDITIONS OF THE

                    Offer To Exchange All Of Our Outstanding
                 (Euro)150,000,000 9 3/4% SENIOR NOTES DUE 2008

                                      For

                 (Euro)150,000,000 9 3/4% SENIOR NOTES DUE 2008
        Which Have Been Registered Under the U.S. Securities Act of 1933

   1. Delivery of this Letter of Transmittal and Certificates. Either this letter of transmittal or an agent's message is to be completed by the respective holders (for purposes of the Exchange Offer, the term "holder" includes any participant in a book-entry transfer facility system whose name appears on a security position listing as the holder of outstanding notes) in order to effectively tender Initial Notes. All tenders of book-entry interests in Initial Notes must be made pursuant to the procedures for delivery by book-entry transfer as set forth in the Prospectus under "The Exchange Offer--Terms of the Exchange Offering--Procedures for Tendering." A book-entry confirmation, as well as either:

  (a) a properly completed and duly executed letter of transmittal (or manually signed facsimile thereof) and all other documents required by and such letter of transmittal; or

  (b) an agent's message

must be received by the Exchange Agent on or prior to the Expiration Date.

   The method of delivery of this letter of transmittal, the Initial Notes and all other documents required by this letter of transmittal is at the election and risk of the tendering holders and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. INITIAL NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT THE ISSUER OR ANY OTHER PERSON.

   IF REQUIRED DOCUMENTS ARE SENT BY MAIL, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., LONDON TIME, ON THE EXPIRATION DATE.

   (See also the Prospectus under "The Exchange Offer.")

   2. Tender by Holder. Only a holder of record may tender Initial Notes in the Exchange Offer. Any beneficial owner of Initial Notes who wishes to tender some or all of such Initial Notes should arrange with a book-entry transfer facility, a participant whose name appears on a security position maintained by a book-entry transfer facility or the owner of the Initial Notes to execute and deliver this letter of transmittal or an agent's message on his or her behalf.

   3. Withdrawal of Tender. Tendered Initial Notes may be withdrawn at any time prior to 5:00 p.m., London time, on the Expiration Date, unless previously accepted for exchange. To be effective, a written or facsimile transmission notice of withdrawal must:

  (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this letter of transmittal prior to 5:00 p.m., London time, on the expiration date, unless previously accepted for exchange;

  (b) specify the name of the person who tendered the Initial Notes;

  (c) contain a precise description of the Initial Notes to be withdrawn, the certificate numbers shown on the specific certificates evidencing such Initial Notes and the aggregate principal amount represented by such Initial Notes; and

  (d) be signed by the holder of such Initial Notes in the same manner as the original signature appears on this letter of transmittal (including any required signature guarantees), or be accompanied by evidence sufficient to have the trustee with respect to the Initial Notes register the transfer of such Initial Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an eligible institution (as defined below) unless such Initial Notes have been tendered (i) by a registered holder of Initial Notes who has not completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal or (ii) for the account of an eligible institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Issuer at its sole discretion, whose determination shall be final and binding all parties. If the Initial Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal, even if physical release is not yet effected. In addition, such notice must specify, in the case of Initial Notes tendered by delivery of certificates for such Initial Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Initial Notes.

   Withdrawals may not be rescinded and any Initial Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Initial Notes may be re-tendered by the following one of the procedures described under "The Exchange Offer--Terms of the Exchange Offer--Procedures for Tendering" in the Prospectus at any time on or prior to the applicable Expiration Date.

   4. Signatures on this letter of transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this letter of transmittal is signed by a book-entry transfer facility participant whose name appears on a security position maintained by a book-entry transfer facility, the signature must correspond exactly with such participant's name as it appears on a security position maintained by such book-entry transfer facility, listing such participant as the owner of the Initial Notes, without any change whatsoever.

   If any tendered Initial Notes are owned of record by two or more joint owners, each of such owners must sign this letter of transmittal.

   If any Initial Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as may separate copies of this letter of transmittal as there are different registrations of certificates.

   Once this letter of transmittal is signed by the holders of the Initial Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the Exchange Notes are to be issued, or any un-tendered Initial Notes are to be re-issued to a person other than the holder, then separate bond powers are required. The signatures on such bond powers must be guaranteed by an eligible institution (as defined below).

   If this letter of transmittal or any bond powers are signed by the trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence, satisfactory to the Issuer, of their authority to so act must be submitted.

   SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 4 MUST BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" WHICH IS EITHER A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC., OR A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES.

   SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF:

  (I) THIS LETTER IS SIGNED BY ANY PARTICIPANT IN A BOOK ENTRY TRANSFER FACILITY WHOSE NAME APPEARS ON A SECURITY POSITION LISTING MAINTAINED BY A BOOK ENTRY TRANSFER FACILITY AS THE OWNER OF THE INITIAL NOTES AND SUCH PERSON HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL; OR

  (II) THE INITIAL NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE
       INSTITUTION.

   5. Special Issuance and Delivery Instructions. Tendering holders of Initial Notes should indicate in the boxes above entitled "Special Issuance Instructions" and "Special Delivery Instructions," respectively, the book-entry transfer facility account to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Initial Notes not exchanged are to be issued, if such account is different from the book-entry transfer facility account of the person signing this letter of transmittal. The employer identification or social security number of any person so named must also be indicated. If no such instructions are given, any such Exchange Notes and/or un-exchanged Initial Notes will be credited to a book-entry transfer facility account of the person signing this letter of transmittal.

   6. Transfer Taxes. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Initial Notes to it or its order pursuant to the exchange offer. If, however, a transfer tax is imposed for any reason other than the transfer of Initial Notes to the Issuer or its order pursuant to the exchange offer, the amount of any such transfer taxes (whether imposed on the holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

   7. Waiver of Conditions. The Issuer reserves the absolute right to waive satisfaction or any or all conditions set forth in the Prospectus.

   8. Partial Tenders. Initial Notes tendered hereby must be in denominations of principal amount at maturity of 1,000 and any integral multiple thereof. If tenders of less than the entire principal amount of any Initial Notes are to be made, the tendering holder must fill in the principal amount of Initial Notes which are tendered in column (3) of the box on the first page of this letter of transmittal entitled "Description of Initial Notes Tendered." In the case of partial tenders, new certificates representing the Initial Notes will be sent to the person(s) signing this letter of transmittal, unless otherwise indicated in the appropriate place on this letter of transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

   9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Initial Notes, by execution of this letter of transmittal, shall waive any right to receive notice of the acceptance of their Initial Notes for exchange.

   10. Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Initial Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this letter of transmittal.

   11. Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Initial Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

   12. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this letter of transmittal, may be directed to the Exchange Agent, at the address and telephone/facsimile numbers indicated above.

   13. Incorporation of letter of transmittal. This letter of transmittal shall be deemed to be incorporated in and acknowledged and accepted by any tender through procedures established by a book-entry transfer facility by any participant in the book-entry transfer facility on behalf of itself and the beneficial owners of any Initial Notes so tendered.

                                       13